Exhibit 10.12

Debtor: OMEGA PROTEIN, INC.

Taxpayer ID#: XX-XXX3060

Secured Party: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Taxpayer ID#: XX-XXX7393

When recorded, return to:

Nelson R. Block

Winstead PC

1100 JPMorgan Chase Tower

600 Travis Street

Houston, Texas 77002

MODIFICATION TO MULTIPLE INDEBTEDNESS MORTGAGE, ASSIGNMENT

OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

BE IT KNOWN, that on date or dates set forth below, but effective as of March 21, 2012,

BEFORE the undersigned Notaries Public in and for the jurisdictions hereinafter set forth, and in the presence of the undersigned named competent witnesses, personally came and appeared:

OMEGA PROTEIN, INC., a Virginia corporation whose mailing address is located at 2105 CityWest Boulevard, Suite 500, Houston, Texas 77042, and whose last four numbers of its Tax Identification Number are 3060, hereinafter called the “Mortgagor,” appearing herein through its undersigned duly authorized representative, duly authorized pursuant to the unanimous resolutions adopted by its board of directors, a certified copy of which is attached hereto and made a part hereof, and

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association whose mailing address is 2500 Citywest Blvd., #1100, Houston, Texas 77042, and whose last four numbers of its Tax Identification Number are 7393, appearing herein in its capacity as Administrative Agent for the Lenders from time to time party to the Amended and Restated Loan Agreement described herein, and being hereinafter referred to in such capacity as the “Administrative Agent,” appearing herein through its undersigned duly authorized representative, who declared unto the undersigned Notary Public before whom each such party appeared that:

R E C I T A L S:

A. The Mortgagor and Omega Protein Corporation, a Nevada corporation (“OPC”, and together with Mortgagor, collectively, the “Borrowers”), the subsidiaries of OPC identified on the signature pages thereto, and Wells Fargo Bank, National Association, a national banking association, as Lender (“Wells Fargo”) entered into that certain Loan Agreement dated as of October 21, 2009 (as amended or modified from time to time, the “Existing Loan Agreement”)

whereby Wells Fargo agreed to make available to the Borrowers a revolving credit facility (which included a sub-facility for issuance of letters of credit) and to enter into various interest rate, commodity, currency hedging or swap transactions and provide certain treasury or cash management services; and

B. In connection with the execution and delivery of the Existing Loan Agreement, the Mortgagor executed and delivered to Wells Fargo that certain Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as amended or supplemented from time to time in accordance with its terms, called the “Mortgage” dated as of October 21, 2009 in favor of Wells Fargo and recorded at MOB 1221, Folio 587 of the Mortgage Records of St. Mary Parish, Louisiana (the “Records”) to secure the indebtedness under the Existing Loan Agreement, which covers certain real property located in said parish as more particularly described in Exhibit “A” attached hereto and incorporated herein by reference; and

C. The Borrowers have requested, and Wells Fargo has agreed, that Wells Fargo assign the Existing Loan Agreement to Wells Fargo no longer individually, but in its capacity as Administrative Agent for itself and JPMorgan Chase Bank, N.A., and thereafter to amend and restate the Existing Loan Agreement with an Amended and Restated Loan Agreement to be executed as of the date hereof among the Borrowers, each subsidiary of OPC listed as a “Guarantor” on the signature pages thereto, Wells Fargo in its capacity as Administrative Agent for the Lenders (the “Lenders”) from time to time party thereto, and Wells Fargo (in an individual capacity) and JPMorgan Chase Bank, N.A. as the initial Lenders thereunder (the “Amended and Restated Loan Agreement”), pursuant to which the Lenders have agreed to make available to the Borrowers a revolving credit facility (which includes sub-facilities for issuance of letters of credit and swingline loans) with an accordion feature that allows for the expansion of the facility upon satisfaction of prescribed conditions and to enter into various interest rate, commodity, currency hedging or swap transactions and provide certain treasury or cash management services; and

D. Pursuant to that certain Master Assignment Agreement (the “Master Assignment”), dated as of the date hereof, Wells Fargo assigned the Existing Loan Agreement and the other Existing Loan Documents (as defined in the Master Assignment), to the Administrative Agent, and pursuant to that certain Notarial Act of Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Assignment”), dated as of the date hereof, and being recorded in the Records immediately prior to the recording of this instrument (hereinafter referred to as this “Modification”), Wells Fargo assigned the Mortgage to the Administrative Agent; and

E. The Borrowers have requested, and the Administrative Agent has agreed, to amend the Mortgage.

NOW, THEREFORE, for and in consideration of the matters set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Mortgagor and the Administrative Agent hereby agree as follows:

1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended and Restated Loan Agreement.

2. Amendment to Mortgage. From and after the effective date of this Modification, the Mortgage is amended, as follows:

(a) References to Loan Agreement. All references to the Loan Agreement in the Mortgage (including as amended hereby) shall mean the Amended and Restated Loan Agreement and all defined terms used in the Mortgage but not defined therein shall have the meanings provided in the Amended and Restated Loan Agreement.

(b) References to Note. All references to the Note in the Mortgage (including as amended hereby) shall mean the Notes (as defined in the Amended and Restated Loan Agreement).

(c) References to Lender. As applicable, all references to the Lender in the Mortgage, when such term refers to (i) the rights and remedies of a mortgagee under such a Mortgage, shall mean the Administrative Agent, for the benefit of the Secured Parties, (ii) the extension of a credit facility to Borrowers, shall mean the Lenders, and (iii) any representations, warranties, covenants and agreements of the Mortgagor in its favor, shall mean in favor of the Administrative Agent and the Secured Parties.

(d) References to Standby Letters of Credit. All references to the Standby Letters of Credit in the Mortgage (including as amended hereby) shall mean the Letters of Credit (as defined in the Amended and Restated Loan Agreement).

(e) Section 1.01. Section 1.01 of the Mortgage is hereby deleted in its entirety and the following is substituted in lieu thereof:

Section 1.01. Secured Obligations. This Mortgage secures all of the Secured Obligations, whether now existing or hereafter arising pursuant to the Loan Documents, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all liabilities arising under any Secured Hedge Agreements, all obligations under any Secured Cash Management Agreements, and all obligations and liabilities incurred in connection with collecting and enforcing the foregoing.

The Secured Obligations, if not sooner paid, shall be due and payable no later than the earliest to occur of (a) March 21, 2017, (b) the date of termination of the entire Revolving Credit Commitment by the Borrowers pursuant to the Loan Agreement, or (c) the date of termination of the Revolving Credit Commitment by the Administrative Agent pursuant to the Loan Agreement. The Secured Obligations are, in part, a revolving line of credit facility and the unpaid balance may decrease from time to time.

(f) Section 1.03. Section 1.03 of the Mortgage is hereby deleted in its entirety and the following is substituted in lieu thereof:

Section 1.03. Maximum Amount. This Mortgage has been granted by Mortgagor pursuant to Article 3298 of the Louisiana Civil Code for the purpose of securing the Secured Obligations that may now exist or that may arise in the future, with the preferences and priorities provided under applicable Louisiana law. However, nothing under this Mortgage shall be construed to limit the duration of this Mortgage or the purpose or purposes for which the Secured Obligations may be requested or extended. Secured Obligations which consist of Future Advances will automatically be secured by this Mortgage without the necessity that Mortgagor agree or consent to such a result at the time that such subsequent Secured Obligations are incurred, or that any note evidencing such subsequent Secured Obligations reference the fact that such note is secured by this Mortgage. Notwithstanding any provision of this Mortgage to the contrary, the maximum amount of the Secured Obligations secured by this Mortgage, as outstanding at any one or more times, and from time to time, shall be limited to [Seventy Million and 00/100 Dollars ($70,000,000.00)].

(g) Section 5.06. A new Section 5.06 is hereby inserted into the Mortgage to read as follows:

Section 5.06. Administrative Agent and Rights of Required Lenders. The Administrative Agent holds this Mortgage on behalf of and for the benefit of the Secured Parties. Subject to the terms of the Amended and Restated Loan Agreement, all rights and remedies of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders. The Administrative Agent and/or the Required Lenders may from time to time assign its rights and interests as “Collateral Agent” to a successor Administrative Agent, co-agent, sub-agent or attorney-in-fact appointed in accordance with the Amended and Restated Loan Agreement, and such successor, if appointed in accordance with the Amended and Restated Loan Agreement, shall be entitled to all of the rights and remedies of the Administrative Agent under this Mortgage in relation thereto.

3. Reaffirmation of Representations, Etc. The Mortgagor hereby reaffirms to the Administrative Agent and the Lenders each of the representations, warranties, covenants and agreements of the Mortgagor set forth in the Loan Documents (as defined in the Amended and Restated Loan Agreement).

4. Enforceable Obligations. The Mortgagor hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents represent valid and enforceable obligations of the Mortgagor, and the Mortgagor further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Notes, and the Mortgagor further acknowledges and represents that no event has occurred and to the Mortgagor’s knowledge no condition exists which would constitute a default under the Loan Documents or this Modification, either with or without notice or lapse of time, or both.

5. No Release of Liens. This Modification in no way acts as a release or relinquishment of the liens, security interests and rights (the “Liens”) created or evidenced by any of the Loan Documents. The Liens are hereby ratified and confirmed by the Mortgagor in all respects and are extended to secure (i) the principal amount of the Notes, (ii) all interest, charges and other sums payable with respect thereto, and (iii) the performance of all other obligations under the Loan Documents.

6. Additional Modifications. Notwithstanding anything to the contrary contained herein or inferred hereby or in any other instrument executed by the Mortgagor or in any other action or conduct undertaken by the Mortgagor on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Lenders’ consent to modify the terms and provisions of the Loan Documents in the manner set forth herein. No express or implied consent to any further modifications involving any of the matters set forth in this Modification or otherwise, shall be inferred or implied from the Administrative Agent’s execution of this Modification. Further, the Administrative Agent’s execution of this Modification shall not constitute a waiver (either express or implied) of the requirement that any further modifications of the Loan Documents shall require the express written approval of the Administrative Agent, no such approval (either express or implied) having been given as of the date hereof.

7. Miscellaneous.

(i) As modified hereby, the provisions of the Mortgage and the other Loan Documents shall continue in full force and effect, and the Mortgagor acknowledges and reaffirms its liability to the Administrative Agent and the Lenders thereunder. In the event of any inconsistency between this Modification and the terms of the Loan Documents, this Modification shall govern.

(ii) This Modification will not constitute a novation nor have the effect of discharging any liability or obligation evidenced by the Mortgage (including as amended hereby) or other Loan Documents.

(iii) The Mortgagor hereby agrees to pay all costs and expenses incurred by the Administrative Agent in connection with the execution and administration of this Modification and the modification, execution and administration of the Loan Documents including, but not limited to, all appraisal costs, title insurance costs, legal fees incurred by the Administrative Agent and filing fees.

(iv) Any default by the Mortgagor in the performance of its obligations herein contained shall constitute an Event of Default under the Amended and Restated Loan Agreement, subject to applicable notice, grace and cure provisions, and shall allow the Administrative Agent to exercise all of its remedies set forth in the Loan Documents.

(v) The Administrative Agent does not, by its execution of this Modification, waive any rights it may have against any person not a party to this Modification.

(vi) In case any of the provisions of this Modification shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Modification shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(vii) This Modification shall be governed by and construed in accordance with the internal law of the state where the Premises (as defined in the Mortgage) are located.

(viii) This Modification shall be binding upon the Mortgagor and its successors, assigns and legal representatives and shall inure, together with the rights and remedies of the Administrative Agent and the Lenders, to the benefit of the Administrative Agent and the Lenders and their respective successors, permitted assigns and legal representatives.

(ix) Mortgagor hereby acknowledges and agrees that it has entered into this Modification of its own free will and accord and in accordance with its own judgment after advice of its own legal counsel, and states that it has not been induced to enter into this Modification by any statement, act or representation of any kind or character on the part of the parties hereto, except as expressly set forth in this Modification.

(x) This Modification may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.

(xi) Except as modified herein, all other terms, conditions and provisions of the Loan Documents shall remain in full force and effect as of the date thereof and the Mortgagor acknowledges and reaffirms its liability to the Administrative Agent and the Secured Parties thereunder.

(xii) The Clerk of Court and Recorder of Mortgages for St. Mary Parish, Louisiana is hereby authorized and directed to make an marginal notation referencing this Modification in the margin of his or her records where the Mortgage and the Assignment are recorded.

8. NOTICE TO COMPLY WITH TEXAS LAW, TO THE EXTENT APPLICABLE.

FOR THE PURPOSE OF THIS NOTICE, THE TERM “WRITTEN AGREEMENT” SHALL INCLUDE THE DOCUMENT SET FORTH ABOVE, TOGETHER WITH EACH AND EVERY OTHER DOCUMENT RELATING TO AND/OR SECURING THE SAME LOAN TRANSACTION, REGARDLESS OF THE DATE OF EXECUTION.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature pages follow.]

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

THUS DONE AND PASSED by Administrative Agent on the 21st day of March, 2012 in the County of Harris, State of Texas, before me, Geri E. Landa, the undersigned Notary Public, duly commissioned and qualified in and for said County and State and in the presence of the undersigned competent witnesses, who have signed with the undersigned Administrative Agent.

WITNESSES:		ADMINISTRATIVE AGENT:

WELLS FARGO BANK,
/s/ Love Cathy		NATIONAL ASSOCIATION,
Printed Name:	Cathy Love	as Administrative Agent.

/s/ Kathryn Oakes

Printed Name:	Kathryn Oakes	By:	/s/ Geri E. Landa
Geri E. Landa, Senior Vice President

/s/ Lisa Duffy
Notary Public, State of Texas

Signature Page to Modification to Multiple Indebtedness Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing – Louisiana

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

THUS DONE AND PASSED by the Mortgagor on the 21st day of March, 2012 in the County of Harris, State of Texas, before me, Andrew Johannesen, the undersigned Notary Public, duly commissioned and qualified in and for said County and State and in the presence of the undersigned competent witnesses, who have signed with the undersigned Mortgagor.

WITNESSES: /s/ Cathy Love		MORTGAGOR: OMEGA PROTEIN, INC.

Printed Name:	Cathy Love	By:	/s/ Andrew Johannesen
/s/ Kathryn Oakes			Andrew Johannesen Vice President
Printed Name:	Kathryn Oakes
/s/ Lisa Duffy
Notary Public, State of Texas

Signature Page to Modification to Multiple Indebtedness Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing – Louisiana